UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                        Date of Report
                        (Date of earliest
                        event reported):    February 4, 2003

                               Cobalt Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                      1-14177                39-1931212
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53203
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 226-6900
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.

     On February 4, 2003, Cobalt Corporation (the "Company") entered into an Underwriting Agreement by and among the Company, Wisconsin United for Health Foundation, Inc. (the "Foundation"), and UBS Warburg LLC, Salomon Smith Barney Inc., CIBC World Markets Corp. and Robert W. Baird & Co. Incorporated, as representatives of the several Underwriters named therein, covering the sale by the Foundation of up to 6,325,000 shares of the Company's common stock, no par value (the "Shares"). The Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf Registration Statement on Form S-3 (Registration No. 333-101111).

Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               (1) Underwriting Agreement, dated February 4, 2003, by and among Cobalt Corporation, Wisconsin United for Health Foundation, Inc., and UBS Warburg LLC, Salomon Smith Barney Inc., CIBC World Markets Corp. and Robert W. Baird & Co. Incorporated, as representatives of the several Underwriters named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COBALT CORPORATION

Date:     February 13, 2003

                                            By: /s/ Gail L. Hanson
                                               ---------------------------------
                                               Gail L. Hanson
                                               Senior Vice President, Treasurer
                                                and Chief Financial Officer

                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated February 4, 2003

Exhibit No.                       Description
-----------    -----------------------------------------------------------------

     1 Underwriting Agreement, dated February 4, 2003, by and among Cobalt Corporation, Wisconsin United for Health Foundation, Inc., and UBS Warburg LLC, Salomon Smith Barney Inc., CIBC World Markets Corp. and Robert W. Baird & Co. Incorporated, as representatives of the several Underwriters named therein.